UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2004

Commission file number 0-27074

SECURE COMPUTING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	52-1637226
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

4810 Harwood Road, San Jose, CA	95124
(Address of principal executive offices)	(Zip code)

(408) 979-6100

Registrant’s telephone number, including area code

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits

99.1	Press Release dated July 20, 2004 issued by Secure Computing Corporation regarding second quarter results.

Item 12. Results of Operations and Financial Condition

On July 20, 2004, Secure Computing Corporation issued a press release announcing the Company’s second quarter results. The text of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information furnished in this report, including the exhibit, shall not be incorporated by reference into Secure Computing’s filings with the SEC under the Securities Act of 1933 and shall not be deemed “filed” with the SEC for purposes of Section 18 of the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned, thereunto duly authorized.

SECURE COMPUTING CORPORATION

Date: July 21, 2004	By:	/s/ Timothy J. Steinkopf
Timothy J. Steinkopf,
Senior Vice President and Chief Financial Officer
(Duly authorized officer and Principal Financial Officer)